UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2010

Marani Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-123176	20-2008579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13152 Raymer Street, Suite 1A
North Hollywood, CA 91605
(Address of principal executive offices) (zip code)

(818) 503-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include the information concerning possible or assumed future results of operations of the Company

Forward-looking statements also include statements in which words such as "expect," "anticipate," "intend," "plan," "believe," "estimate," "consider" or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties and assumptions. The Company's future results and shareholder values may differ materially from those expressed in these forward looking statements. Readers are cautioned not to put undue reliance on any forward looking statements.

Item 1.01  Entry into a Material Definitive Agreement.

On February 5, 2010, Marani Brands, Inc. (the “Company”) received a $100,000 one year loan (the “Loan”) from an institutional investor.  The Loan is evidenced by a convertible note, which is convertible into the Company’s common stock at a conversion price of $0.04 per share for 180 days and thereafter at the lesser of (i) $0.04 per share or (ii) 75% of the overage of the three lowest closing bid prices the Company’s common stock for the 20 trading days prior to the conversion date.  In connection with the Loan, the Company also issued 4,500,000 shares of common stock to the institutional investor.

The Company also entered into a Common Stock Purchase Agreement with the same institutional investor, which established an equity line, pursuant to which the Company, in its discretion, may sell up to $7,500,000 worth of the Company’s common stock, subject to the terms and provisions of the Common Stock Purchase Agreement.  The Company has entered into a Registration Rights Agreement with the institutional investor to register the common stock that may be sold pursuant to the Common Stock Purchase Agreement.  The Company is obligated to file the registration statement for such shares within 60 days from February 5, 2010.

In connection with these transactions, the Company issued to the institutional investor a warrant to purchase 4,000,000 shares of the Company’s common stock, having an exercise price of $0.001 per share, and a warrant to purchase 8,500,000 shares of the common stock, having an exercise price of $0.04 per share.  The warrant for 4,000,000 shares of common stock contains a cashless exercise option in favor of the warrant holder.

Item 2.03  Creation of a Direct Financial Obligation

See above Item 1.01

Item 9.01.  Financial Statements And Exhibits

Exhibit Number	Description
10.1	Form of Common Stock Purchase Agreement
10.2	Form of Form of Convertible Note
10.3	Form of Warrant (4,000,000 common stock shares)
10.4	Form of Warrant (8,500,000 common stock shares)
10.5	Form of Registration Rights Agreement
10.6	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2010	Marani Brands, Inc., a Nevada corporation

/s/ Margrit Eyraud
By: Margrit Eyraud
Its: Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1	Form of Common Stock Purchase Agreement
10.2	Form of Form of Convertible Note
10.3	Form of Warrant (4,000,000 common stock shares)
10.4	Form of Warrant (8,500,000 common stock shares)
10.5	Form of Registration Rights Agreement
10.6	Form of Subscription Agreement